UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                                  November 3, 2005

NATIONSRENT COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114115 (Commission File Number)	14-1875911 (IRS Employer ID Number)

450 East Las Olas Boulevard, Suite 1400, Fort Lauderdale, Florida               33301

(Address of principal executive offices)                                                    (Zip Code)

Registrant's Telephone Number, including area code:      (954) 760-6550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

           On November 3, 2005, NationsRent Companies, Inc. (the "Company"), through its subsidiary, NationsRent, Inc., entered into the First Amendment to Lease Agreement (the "First Amendment"), dated as of November 3, 2005, with Lowe's Companies, Inc. ("Lowe's"), through its operating subsidiaries, Lowe's Centers, Inc. and Lowe's HIW, Inc., amending certain provisions of the existing leases and subleases (collectively, the "Leases") identified in Exhibit A to the First Amendment.

          The primary modification to the Leases grants the Company the right to extend the term of the Leases. All of the Leases currently terminate on October 31, 2008. The First Amendment provides the Company with two extension options of two years each. For the first option period, the Company may extend the termination date until October 31, 2010, provided it exercises its option prior to October 31, 2006 and it elects to extend at least 90 of the existing 100 Leases. Subject to the consent by Lowe’s, the Company could further extend the Leases until October 31, 2012, provided it exercises its option prior to November 1, 2008. If the Company elects to extend the Leases, the monthly rent for each Lease would increase from $4,800 to $5,280.

          A copy of the First Amendment to Lease Agreement, dated as of November 3, 2005, by and between NationsRent, Inc., through its operating subsidiaries, (each as to the particular leases or subleases as to which they are a party) and Lowe’s Centers, Inc. and Lowe’s HIW, Inc. is included as Exhibit 99.1 hereto.

Item 8.01     Other Events

          On November 9, 2005, the Company issued a press release announcing that it had entered into the First Amendment with Lowe’s. A copy of that press release is included as Exhibit 99.2 hereto.

          The information in this Item 8.01 of this Form 8-K and Exhibit 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

                     99.1 First Amendment to Lease Agreement, dated as of November 3, 2005, by and between NationsRent, Inc., through its operating subsidiaries, (each as to the particular leases or subleases as to which they are a party) and Lowe’s Centers, Inc. and Lowe’s HIW, Inc.

                     99.2 Press Release dated November 9, 2005.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSRENT COMPANIES, INC. By: /s/ Joseph H. Izakoff Name: Joseph H. Izakoff Title: Executive Vice President, General Counsel and Secretary

Dated: November 9, 2005

INDEX TO EXHIBITS

Current Report on Form 8-K
dated November 3, 2005

NationsRent Companies, Inc.

           99.1 First Amendment to Lease Agreement, dated as of November 3, 2005, by and between NationsRent, Inc., through its operating subsidiaries, (each as to the particular leases or subleases as to which they are a party) and Lowe's Centers, Inc. and Lowe's HIW, Inc.

           99.2 Press Release dated November 9, 2005.